EXHIBIT 10.8

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made as of this 6th day of April 2005 by and among LIGHTEN UP ENTERPRISES INTERNATIONAL, INC., a Nevada corporation ("Assignee"), BIONOVO, INC., a Delaware corporation ("Assignor"), and Isaac Cohen ("Executive").

                                    RECITALS:

        A. Assignee and Executive have entered into that certain Employment Agreement as of July 1, 2004 ("Employment Agreement");

        B. Assignor, Assignee and LTUP Acquisition Corp., a wholly-owned subsidiary of Assignee ("Acquisition Corp."), are parties to that certain Agreement of Merger and Plan of Reorganization dated of even date herewith ("Merger Agreement"), pursuant to which, among other things, LTUP Acquisition Corp. will merge with and into Assignee (the "Merger"); and

        C. The execution and delivery of this Agreement is a condition to the closing of the Merger pursuant to the Merger Agreement.

        NOW, THEREFORE, in consideration of these premises and the mutual promises and covenants hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns all of its rights and obligations under the Employment Agreement to Assignee and Assignee hereby agrees to assume all such rights and obligations.

        2. CONSENT. Executive hereby consents to the within assignment and assumption.

        3. GENERAL. This Agreement may be executed and delivered in counterparts and by facsimile machine, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the domestic laws of California without giving effect to any choice of law or conflicting law provision or rule (whether of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than California. The recitals hereto are a material part hereof and are incorporated in this Agreement by reference as if fully set forth herein. No change or modification of this Agreement shall be valid unless the same is in writing and is signed by both parties. In the event that any of the provisions of this Agreement shall be held by a court of law or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect, and to this end the provisions of this Agreement are declared to be severable. Captions and headings are for convenience only, are not deemed to be part of this Agreement and shall not be used in the interpretation of this Agreement.

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        IN  WITNESS  WHEREOF,  the  parties  have  caused  this  Assignment  and
Assumption Agreement to be executed as of the day and year first set for the above.


                                    ASSIGNEE:

                                    LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ASSIGNOR:

                                    BIONOVO, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    EXECUTIVE:



                                    --------------------------------------------
                                    Isaac Cohen